SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             March 29, 1996
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)
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Item 5.    Other Events.

           On April 1, 1996, the Company issued a press release announcing that it had sold $425 million aggregate principal amount of 12% Senior Notes due 2003 in a private placement through Bear, Stearns & Co. Inc. and Merrill Lynch & Co. Proceeds will be used for general corporate purposes, including the retirement of debt. The press release is filed as an exhibit hereto.


Item 7.    Exhibits.

           See Exhibit Index.
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                                SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: April 2, 1996             By:  /s/Harold S. Barron
                                     ____________________________
                                     Harold S. Barron
                                     Senior Vice President,
                                     General Counsel and
                                     Secretary
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                              EXHIBIT INDEX
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Exhibit
No.

99       Press Release dated April 1, 1996